SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Soliciting Material Pursuant to §240.14a-12

Peerless Systems Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEERLESS SYSTEMS CORPORATION
2381 Rosecrans Avenue
El Segundo, CA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2009

Dear Stockholder:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Peerless Systems Corporation, a Delaware corporation (the “Company”), which will be held on Friday, June 5, 2009, at 9:00 a.m. Pacific Time, at the law offices of Kirkland & Packard LLP, 2361 Rosecrans Avenue, El Segundo, California, 90245 for the following purposes:

1.  To elect as directors Messrs. Steven M.  Bathgate, Timothy E. Brog, Jeffrey A. Hammer, Simon P. James, R.  and Steven J. Pully to serve until the next annual meeting and until their respective successors are elected.

2.  To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2010.

3.  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board”) has fixed the close of business on April 24, 2009 as the record date for the determination of stockholders entitled to notice of and to vote, in person or by proxy, at this Annual Meeting and at any adjournment or postponement thereof (the “Record Date”).  As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company.  All proposals set forth above are proposals of the Board of Directors.  It is expected that these materials first will be mailed to stockholders on or about May 7, 2009.  Accompanying this Notice and Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for its fiscal year ended January 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”).  You may also obtain an electronic version of our Annual Report on Form 10-K from the SEC’s website located at www.sec.gov or from our website located at www.peerless.com.

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting.  Should you receive more than one proxy card because your shares of common stock are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card to ensure that all of your shares of common stock are voted.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed.  Voting instructions are printed on the proxy card.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder (i.e., your broker) a legal proxy issued in your name.

By Order of the Board of Directors
/s/ William R. Neil

William R.  Neil
Chief Financial Officer and Acting Chief Executive Officer

El Segundo, California
May 7, 2009

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
Cost of Solicitation	1
Voting Your Shares of Peerless	1
Revocability of Proxies	1
VOTING RIGHTS AND OUTSTANDING SHARES	2
Quorum and Required Vote	2
Procedures for Stockholder Nominations	3
PROPOSAL NO. 1	4
ELECTION OF DIRECTORS	4
Director Nominees	4
Independence of the Board	5
Board Committees and Meetings	6
Stockholder Communications with the Board	8
DIRECTOR COMPENSATION	8
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	10
PROPOSAL NO. 2	10
RATIFICATION OF SELECTION OF	10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION AND OTHER MATTERS	15
Summary Compensation Table	15
Narrative to Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End	17
Option Exercises and Stock Vested	18
Potential Payments Upon Termination Or Change In Control	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
CODE OF BUSINESS CONDUCT AND ETHICS	21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
Policy Regarding Related Person Transactions	21
OTHER MATTERS	22
INCORPORATION BY REFERENCE	22
AVAILABLE INFORMATION	22

PEERLESS SYSTEMS CORPORATION
2381 Rosecrans Avenue
El Segundo, CA 90245

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 5, 2009

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of our Board of Directors for the Company’s Annual Meeting of Stockholders to be held on Friday, June 5, 2009 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the purposes set forth herein.  The Annual Meeting will be held at the law offices of Kirkland & Packard LLP, 2361 Rosecrans Avenue, El Segundo, California 90245.  Directions and a map to the Company’s headquarters can be found at our website located at www.peerless.com. The Company intends to mail this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K on or about May 7, 2009 to all stockholders entitled to vote at the Annual Meeting.  You may also obtain an electronic version of our Annual Report on Form 10-K from the SEC’s website located at www.sec.gov or from our website.

All shares of our common stock, par value $0.001 per share (“Common Stock”), that are entitled to vote and that are represented at the Annual Meeting by properly executed proxies received at or prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions specified on the proxies.  If no instructions are specified, the proxies will be voted FOR:

•	The election of Messrs. Steven M. Bathgate, Timothy E. Brog, Jeffrey A. Hammer, Simon P. James, and Steven J. Pully listed in the proxy card to serve on our Board; and

•	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

Cost of Solicitation

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock that are beneficially owned by others to forward to such beneficial owners.  The Company may reimburse persons representing beneficial owners of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, telegram, Internet or personal solicitation by our directors, officers or other regular employees.

Voting Your Shares of Peerless

Stockholders should follow the directions on their proxy card to vote their shares of Peerless Systems Corporation.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is voted.  Proxies may be revoked by:

•	filing with our Secretary, at or before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; or

•	duly executing a proxy with a later date and delivering it to our Secretary before the voting at the Annual Meeting; or

•	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy should be sent to Peerless Systems Corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245, Attention: William R.  Neil, Acting Secretary, or hand delivered to our Acting Secretary at or before the voting at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to such bank, broker or other nominee.  Your voting instruction card should include this information.  Please note that if a broker, bank or other nominee is the record holder of your shares and you decide to attend and vote at the Annual Meeting, your in-person vote at the Annual Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from your bank, broker or other nominee, as the record holder.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record as of the close of business on April 24, 2009 will be entitled to notice of and to vote at the Annual Meeting.  At the close of business on April 24, 2009, the Company had issued and outstanding 16,860,183 shares of Common Stock entitled to vote at the Annual Meeting.  Each holder of Common Stock on such date will be entitled to one (1) vote for each share held on all matters to be voted upon at the Annual Meeting.  Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.  All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum and Required Vote

The Company’s Bylaws (the “Bylaws”) provide that the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  Shares of our Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.  Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and the broker does not have discretionary voting power on such proposal) will be counted as shares that are present for purposes of determining the presence of a quorum.

For the purposes of Proposal 1, the election of the nominees to the Board shall be determined by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election.  The five nominees receiving the highest number of affirmative votes will be elected.  Because abstentions do not constitute "votes cast" at the Annual Meeting, abstentions will not affect the outcome of the election of the nominees to the Board.

For Proposal 2, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the ratification is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010.  Abstentions will have no effect on the required vote.  The ratification of Ernst & Young LLP is generally a matter on which a broker or other nominee has discretionary voting authority.  Accordingly, no broker non-votes are expected to result from this proposal.  Broker non-votes would have no effect on the required vote (other than to reduce the number of affirmative votes required to approve the proposal).

Following are the proposals being presented at the meeting:

•	The election of Messrs. Steven M. Bathgate, Timothy E. Brog, Jeffrey A. Hammer, Simon P. James and Steven J. Pully listed on the proxy card to our Board; and

•	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the meeting, and for ten days prior to the Annual Meeting at our corporate headquarters located at 2381 Rosecrans Avenue, El Segundo, CA 90245, between the hours of 9 a.m. and 4 p.m. local time.

Procedures for Stockholder Nominations

The Nominating and Corporate Governance Committee will consider suggestions for nominees for directorships from stockholders of the Company provided such recommendations are made in accordance with the procedures set forth in the Company's Bylaws and the procedures described below.  Stockholder recommendations for nominees will be processed and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.  Under the Company's Bylaws, any stockholder of record entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such stockholder's intent to make such nomination or nominations has been delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 60th  day nor earlier than the close of business on the 90 th  day prior to the first anniversary of the preceding year's annual meeting.  Each such notice shall set forth such information specified in the Company’s Bylaws and such other information required pursuant to Regulation 14A under the Exchange Act.  At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Company such further information required to be set forth in the stockholder's notice of nomination.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.  Stockholder nominations submitted in accordance with the requirement of the Bylaws will be forwarded to the Nominating and Corporate Governance Committee.

PROPOSAL NO.  1

ELECTION OF DIRECTORS

On April 29, 2009, the Board of Directors reduced the number of directors from six to five, effective as of the date of the 2009 annual meeting of stockholders.  Our Nominating and Corporate Governance Committee has nominated five nominees for election to the Board in accordance with the Company’s Certificate of Incorporation and Bylaws.  Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has been qualified, or earlier, upon such director’s death, resignation or removal.  The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.  See “Voting Rights and Outstanding Shares - Procedures for Stockholder Nominations” above.

The names and certain information concerning the persons nominated by the Nominating and Corporate Governance Committee to serve as directors at the Annual Meeting are set forth below.  It is intended that shares represented by the proxies will be voted FOR the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy.  Although each of the persons nominated has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Nominating and Corporate Governance Committee.  The following information regarding the nominees is relevant to your consideration of the slate proposed by the Nominating and Corporate Governance Committee.

Director Nominees

None of the nominees for director were selected for election pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such.  Except as set forth below, there are no family relationships among nominees for director or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The following sets forth certain information with respect to our current directors, all of whom have been nominated for election.  Each nominee has been determined by the Board to be “independent” under the rules of The Nasdaq Stock Market (“Nasdaq”).

Steven M.  Bathgate, age 54, was appointed as a director of the Company, effective May 22, 2008.  From 1996 to the present, Mr. Bathgate has been Senior Managing Partner of Bathgate Capital Partners LLC (“BCP”), formerly known as Bathgate McColley Capital Group LLC, a FINRA-licensed Broker Dealer.  Prior to starting BCP, he was the Chairman and Chief Executive Officer of Cohig & Associates, Inc., an NASD member firm specializing in public and private financing for emerging growth companies.  His other previous experience includes employment by Wall Street West, Dain Bosworth, Inc., and the National Association of Securities Dealers, Inc.  He received his B.S. degree in Finance from the University of Colorado.

Timothy E. Brog, age 45, has served the Company as a director since July 9, 2007.  Mr. Brog has been the Managing Director of Locksmith Capital Management LLC since September 2007.  Mr. Brog was the Managing Director of E2 Investment Partners LLC from March 2007 to July 2008.  Mr. Brog was President of Pembridge Capital Management LLC and the Portfolio Manager of Pembridge Value Opportunity Fund from June 2004 to September 2007.  Mr. Brog had been a Managing Director of The Edward Andrews Group Inc., a boutique investment bank from 1996 to 2007.  From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP.  Mr. Brog received a Juris Doctorate from Fordham University School of Law in 1989 and a BA from Tufts University in 1986.  Mr. Brog is a Director of Eco-Bat Technologies Limited.

Jeffrey A. Hammer, age 46, has served as a director since August 11, 2008.  Mr. Hammer is currently a Managing Director and Co-Head of the Secondary Advisory business at Houlihan Lokey Howard & Zukin.  Mr. Hammer joined Houlihan Lokey in March 2009 from Bear Stearns & Co.  Mr. Hammer had been a Senior Managing Director at Bear Stearns from June 2004 through December 2008.  During this time, Mr. Hammer served as the Global Head of Origination for the Private Funds Group from June 2007 through December 2009 and the Co-Head of the private equity fund-of-funds and secondary investing unit, Private Equity Advisors, from June 2004 to June 2007. From April 1999 to May 2004, Mr. Hammer was a Managing Director and Co-Founder of BDC Financial, a Boston-based specialist private equity manager. During the six-year period prior to BDC’s formation in 1999, Mr. Hammer founded two investment management firms, one backed by AEW Capital Management and the AT&T Master Pension Trust and the other backed by Nomura Securities. Mr. Hammer previously served as a senior executive of a leading online provider of SEC-filed corporate financial information. Earlier in his career, Mr. Hammer held positions in investment banking at Morgan Stanley & Co. Inc. in New York and Goldman Sachs & Co. in New York and London. Mr. Hammer received an MBA from Harvard University and an AB from Princeton University. Mr. Hammer is a NASD-licensed Series 7 General Securities Representative and Series 24 General Securities Principal.

Simon P. James, age 42, has served as a director since August 11, 2008. Mr. James has been a consultant to Oaktree Capital Management, LLC, Principal Opportunities Funds since 2005.  He is currently a board member of Wright Line Inc.  and NorthShore Power Systems, private portfolio companies of Oaktree.  From 1995 to 2004, Mr. James was an associate principal at McKinsey & Company, Inc.  In 1994, Mr. James was a research assistant at Cambridge University in the Department of Applied Economics.  Mr. James holds a B.A. in Natural Science and a PhD from Cambridge University.

Steven J. Pully, age 49, has served the Company as a director since February 25, 2008.  Mr. Pully is currently the General Counsel for Carlson Capital, L.P., an asset management firm, Prior to joining Carlson Capital, L.P. in July 2009, Mr. Pully was a consultant, working primarily in the asset management industry.  From December 2001 to October 2007, Mr. Pully worked for Newcastle Capital Management, L.P, an investment partnership, where he served as president from January 2003 through October 2007.  He also served as chief executive officer of New Century Equity Holdings Corp. from June 2004 through October of 2007.  Prior to joining Newcastle Capital Management, from 2000 to 2001, Mr. Pully served as a managing director in the investment banking department of Bank of America Securities, Inc.  and from 1997 to 2000 he was a member of the investment banking department of Bear Stearns where he became a senior managing director in 1999.  Mr. Pully also serves on the Board of Directors of Ember Resources and Energy Partners Ltd.  Mr. Pully is licensed as an attorney and CPA in the state of Texas and is also a CFA charterholder.  He holds a B.S. with honors in Accounting from Georgetown University and a J.D. degree from The University of Texas.

Director not Standing for Re-Election

R.  Rimmy Malhotra, age 34, has served as a director since August 11, 2008.  Mr. Malhotra has been a portfolio manager at Gratio Capital since September 2006.  Before co-founding Gratio Capital, Mr. Malhotra was an equity analyst at a New York City hedge fund since July 2004.  From May 2002 to May 2004 he completed his MBA from The Wharton School focusing in Finance, as well as an MA in International Relations from the Lauder Institute at The University of Pennsylvania's School of Arts and Sciences.  Beginning in June 1999 until February 2002 Mr. Malhotra served as a Peace Corps volunteer.  He was the Manager of North American Infrastructure at the Citigroup Private Bank where he worked between June 1997 and June 1999.  Mr. Malhotra is a 1997 graduate of Johns Hopkins, from where he received a B.S. in Computer Science and a B.A. in Economics.

Independence of the Board

The Company’s Bylaws require that a majority of the Company’s directors meet the requirements for independence set forth under applicable securities laws, including the Exchange Act, applicable rules and regulations of the SEC and applicable rules and regulations of Nasdaq, subject to certain hardship exceptions.  Each of Messrs. Bathgate, Brog, Hammer, James, Malhotra and Pully is independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations.  Since the annual meeting held for the Company’s fiscal year 2002, a majority of the Company’s directors have been independent.  Each member of the Audit Committee is also "independent" as required by the applicable rules and regulations of the SEC, and the applicable Nasdaq listing standards, and that each member of the Compensation and Nominating and Corporate Governance Committees is “independent” as required by the applicable Nasdaq listing standards.

Board Committees and Meetings

During the fiscal year ended January 31, 2009, the Board held 18 meetings.  Mr. Brog currently serves as Chairman of the Board.  The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  Copies of the charters for the Audit, Compensation and Nominating and Corporate Governance Committees can be found on our website, www.peerless.com on the For Investors page, under the Corporate Governance link.  During the fiscal year ended January 31, 2009, each director attended 75% or more of the aggregate meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively.  Each of the directors attended the 2008 annual meeting of the stockholders.  The Board’s policy is that each director will make every effort to attend the annual stockholders’ meeting, subject to his respective business and personal obligations.

Audit Committee.   From February 1, 2008 until February 25, 2008, the Audit Committee consisted of Louis Cole, Timothy Brog (Chair), and Thomas Zender.  From February 25, 2008 until May 22, 2008, the Audit Committee consisted of Louis Cole, Steven Pully (Chair), and Thomas Zender.  From May 22, 2008 until June 12, 2008, the Audit Committee consisted of Steven Pully (Chair), Steven Bathgate and Thomas Zender.  June 12, 2008 until August 11, 2008, the Audit Committee consisted of Steven Pully (Chair), Steven Bathgate and Timothy Brog.  Since August 11, 2008, the Audit Committee has consisted of Messrs. Brog, James and Pully (Chair).  Each of the current and prior members of the committee met the independence and other requirements of the applicable Nasdaq listing standards, SEC rules and our Bylaws for the applicable period served on the committee.  Mr.  Pully meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the Nasdaq listing standards.  During the fiscal year ended January 31, 2009, the Audit Committee held 11 meetings.  The Audit Committee operates pursuant to a written charter adopted by the Board in November 2003.  In accordance with its current charter, the Committee’s responsibilities currently include direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditor, as well as:

•  reviewing the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel;

•  meeting with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed in the audit and the staffing of the audit;

•  reviewing and discussing with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;   (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements;

•    reviewing and discussing the annual audited financial statements with management and the independent auditor;

•    reviewing with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters;

•    discussing with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any;

•    discussing with the independent auditor the matters required to be discussed by Statement on Auditing Standards No.  61, “Communication with Audit Committees,” as then in effect;

•    recommending to the Board that the audited financial statements be included in the Company’s Annual Report;

•    discussing with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies;

•    reviewing and approving, if determined, all related party transactions;

•    discussing with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies;

•    discussing with the Company’s General Counsel or outside counsel any legal matters brought to the Audit Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements;

•    discussing with management the Company’s policies with respect to risk assessment and risk management;

•    setting clear hiring policies for employees or former employees of the Company’s independent auditor;

•    establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•    providing the Company with the Audit Committee Report for inclusion in each of the Company’s annual proxy statements; and

•    performing an annual evaluation of the performance of the Committee.

Compensation Committee.  From February 1, 2008 until June 12, 2008, the Compensation Committee consisted of Timothy Brog, William Patton, and John Reece (Chair).  From June 12, 2008 until August 11, 2008, the Compensation Committee consisted of Steven Pully, Steven Bathgate and Timothy Brog (Chair).  Since August 11, 2008, the Compensation Committee has consisted of Messrs. Bathgate, Hammer (Chair), Malhotra and Pully.  The responsibilities of the Compensation Committee include oversight, development and administration of the total compensation program for executive officers and other key employees, and oversight of the Company’s incentive and equity plans and other employee benefit plans.  The Compensation Committee reviews, establishes and revises all forms of compensation for officers of the Company, and such other employees of the Company as directed by the Board.  During the fiscal year ended January 31, 2009, the Compensation Committee held four meetings.

Nominating and Corporate Governance Committee.  From February 1, 2008 until May 22, 2008, the Nominating and Corporate Governance Committee consisted of Louis Cole, William Patton and Thomas Zender (Chair).  From May 22, 2008 until June 12, 2008, the Nominating and Corporate Governance Committee consisted of Steven Bathgate, William Patton and Thomas Zender (Chair).  From June 12, 2008 until August 11, 2008, the Compensation Committee consisted of Steven Pully, Steven Bathgate (Chair) and Timothy Brog.  Since August 11, 2008, the Nominating and Corporate Governance Committee has consisted of Messrs. Bathgate (Chair), Brog and Hammer.  This Committee develops the policy on the size of the Board, reviews potential candidates for Board membership and nominates persons to serve on the Board.  It is also charged with developing and recommending appropriate corporate governance standards and evaluating the effectiveness of the Board.  During the fiscal year 2009, the Nominating and Corporate Governance Committee held one meeting.  The Committee will consider as potential director nominees candidates recommended by various sources, including the Chief Executive Officer, any member of the Board or any qualifying stockholder of the Company, as discussed below.  The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated.  The Committee then, as and to the extent it deems advisable, seeks to identify potential director nominees to fill any vacancies.  The Nominating and Corporate Governance Committee may seek input from members of the Board and senior management in connection with this search as well as hire a search firm if deemed appropriate by the Nominating and Corporate Governance Committee.  Potential director nominees will be initially reviewed by the Chairman of the Nominating and Corporate Governance Committee, or in the Chairman’s absence, any member of the Nominating and Corporate Governance Committee delegated to initially review director candidates.  The reviewing Nominating and Corporate Governance Committee member will then make an initial determination in his or her own independent business judgment as to the qualification and fit of such director candidate(s) based on the criteria set forth below.  If the reviewing Nominating and Corporate Governance Committee member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee will interview the prospective director candidate(s) (the full Nominating and Corporate Governance Committee may, in its discretion, conduct interviews as schedules permit).

There are no specific minimum qualifications for persons nominated to the Board; however, as stated in the Company’s corporate governance guidelines, the factors to be considered in nominating candidates for Board membership include, but are not limited to:

•    the candidate’s ability and willingness to commit adequate time to Board and committee matters;

•    the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company;

•    the candidate’s personal and professional integrity, ethics and values;

•    the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•    the candidate’s experience in the Company’s industry and with relevant social policy concerns;

•    the candidate’s experience as a board member of another publicly held company;

•    whether the candidate would be “independent” under applicable standards;

•    whether the candidate has practical and mature business judgment; and

•    the candidate’s academic expertise in an area of the Company’s operations.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.  See “Voting Rights and Outstanding Shares - Procedures for Stockholder Nominations” above.

Stockholder Communications with the Board

Stockholders may communicate with our non-management Board members by written mail addressed to the Chairman of the Board, care of Corporate Secretary, Peerless Systems Corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245.  Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications.  The Secretary will forward all communications to the Chairman of the Board.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our non-employee directors for their services in fiscal 2009.  The directors received no stock awards or non-equity plan compensation and there were no changes in pension value and non-qualified deferred compensation earnings.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($)(1) (d)	All Other Compensation ($) (g)	Total ($) (h)

Timothy E. Brog	78,913	63,152	25,000	167,065
Steven J. Pully	80,000	8,468	25,000	113,468
Steven M. Bathgate	46,500	1,275	—	47,775
Jeffrey A. Hammer	34,413	3,249	—	37,662
Simon P. James	30,413	3,249	—	33,662
R. Rimmy Malhotra(2)	32,049	3,249	—	35,298
Louis C. Cole (3)	36,891	6,223	25,000	68,114
William B. Patton, Jr. (4)	86,832	3,311	92,500	182,143
John C. Reece (4)	65,615	2,942	92,500	160,558
John Thomas Zender (4)	78,380	2,717	25,000	106,097

(1) The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2009, in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123(R)”).  See Note 2 to the Company's audited financial statements for the fiscal year ended January 31, 2009, included in the Company's 2009 Annual Report on Form 10-K, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(2) Mr. Malhotra is not standing for re-election at the 2009 annual meeting of stockholders.

(3) Louis C.  Cole resigned as a director of the Company effective May 22, 2008.

(4) Messrs. Patton, Reece and Zender resigned as directors of the Company effective June 12, 2008.

Each non-employee director of the Company receives a $35,000 yearly retainer, $2,000 for each in-person Board meeting attended, $1,000 for each telephonic Board meeting attended, up to $2,000 for travel to attend a meeting, and $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting attended.  The Chairman of the Board receives an additional yearly retainer of $15,000.  The Chairman of the Audit Committee and members of the Audit Committee each receive additional yearly retainers of $10,000 and $5,000, respectively, for their committee service.  The Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee each receive yearly retainers of $5,000 for their committee service.

All directors are reimbursed for expenses incurred in connection with service on the Board and committees. Mr. Patton and Mr. Reese as members of the Strategic Committee each received $92,500 and Mr. Brog, Mr. Pully and Mr. Zender each received $25,000 upon the completion of the transaction with Kyocera Mita Corporation.  Previously, the Board had a policy to pay directors $25,000 upon completion of a strategic transaction.  The Board terminated this policy on December 8, 2008.

Pursuant to our 2005 Plan, each non-employee director automatically receives options to purchase 30,000 shares of our Common Stock in connection with his initial election to the Board and automatically receives options to purchase 10,000 shares of our Common Stock on the date of each annual stockholder meeting at which he is re-elected.  Options for non-employee directors generally vest at a rate of 25% on the first anniversary of the date of grant and 1/36th of the shares subject to the option vest each month thereafter for the following three years at an exercise price equal to fair market value on the date of grant.  Each director automatically receives 10,000 restricted shares of our Common Stock on the date of each annual stockholder meeting at which he is re-elected in addition to the automatic grant of options to purchase 10,000 shares of our Common Stock.  For the fiscal year ended January 31, 2009, Mr. Pully was granted options to purchase 30,000 of Common Stock with an exercise price of $2.13 per share on February 25, 2008, Mr. Bathgate was granted options to purchase 30,000 shares of Common Stock with and exercise price of $1.88 per share on May 22, 2008, Messrs.  Hammer, James, Malhotra and Brog were granted options to purchase 30,000, 30,000, 30,000 and 10,000 shares of Common Stock, respectively, with an exercise price of $1.92 per share on August 11, 2008, the date of our 2008 Annual Meeting and the date of Messrs.  Bathgate and Pully initial election to the Board.  On December 8, 2008, the Board awarded to Messrs. Bathgate, Brog and Pully options to purchase 4,481, 100,000, and 9,180, respectively, shares of Common Stock with an exercise price of $1.83.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Bathgate, Hammer, Malhotra and Pully.  No person who was a member of the Compensation Committee during fiscal 2009 served as one of the Company’s officers or employees at any time.  None of the executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL NO.  2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2010, and the Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Ernst & Young LLP has been engaged as our independent registered public accounting firm since September 1999.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm is not required by our Bylaws or otherwise.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fees billed by Ernst & Young LLP, our independent registered public accounting firm, during or with respect to the fiscal years ended January 31, 2009 and January 31, 2008 were as follows:

Audit Fees.  The aggregate fees billed for professional services rendered totaled approximately $246,000 in 2009 and approximately $418,000 in 2008, including fees associated with the annual audit, the reviews of documents filed with the SEC, and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees.  The aggregate fees billed for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements totaled approximately $27,000 in 2009 and approximately $30,000 in 2008.  Audit-related services principally include accounting consultations and advisory services related to corporate governance and the Sarbanes-Oxley Act.

Tax Fees.  The aggregate fees billed for tax compliance, tax advice and tax planning were approximately $162,000 in 2009 and $240,000 in 2008.

All Other Fees.  No other fees were paid to the Company’s independent auditors in 2008 or 2009.

The Audit Committee has reviewed the non-audit services provided by Ernst & Young LLP and determined that the provisions of these services during fiscal years 2008 and 2009 are compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policy.  The Audit Committee has a pre-approval policy.  Pre-approval is generally effective for up to one year, and any pre-approval is detailed as to type of services to be provided by the independent registered public accounting firm and the estimated fees related to these services.  During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accounting firm.

Since the May 6, 2003 effective date of the SEC rules stating that a registered public accounting firm is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Ernst & Young LLP was approved in advance by our Audit Committee, and none of those engagements made use of the de minims exception to pre-approval contained in the SEC’s rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Report of the Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors issued the following report for inclusion in the Company’s proxy statement in connection with the Annual Meeting.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system and internal controls.  The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities:

1.  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2009 with Peerless’ management and with Peerless’ independent registered public accounting firm, Ernst & Young LLP.

2.  The Audit Committee has obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

3.  The Audit Committee has discussed with Ernst & Young LLP those matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

4.  The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board, and has reviewed and discussed with Ernst & Young LLP its independence.

5.  Based upon the review and the discussions  referenced in paragraphs 1 through 4 above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 31, 2009 be included or incorporated by reference in the Annual Report on Form 10-K for that year for filing with the SEC.

6.  In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

7. The Audit Committee also has recommended, and the Board also has approved, subject to stockholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2010.

AUDIT COMMITTEE

Steven J.  Pully, Chairman
Timothy E. Brog
Simon P.  James

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of April 24, 2009 by: (i) each director and director nominee; (ii) each of the Named Executive Officers (as defined in the Summary Compensation Table below); (iii) all executive officers, directors and director nominees of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the outstanding Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock	Right to Acquire Beneficial Ownership Within 60 Days	Total	Percent of Total

Directors and Named Executive Officers
Steven M. Bathgate(1)	411,502	8,125	419,627	2.5%
Timothy E. Brog	163,782	64,374	228,156	1.3%
Edward M. Gaughan	—	111,000	111,000	*
Jeffrey A. Hammer	—	—	—	*
Simon P. James	—	—	—	*
R. Rimmy Malhotra(2)	67,250	—	67,250	*
William R. Neil	—	263,175	263,175	1.5%
Steven J. Pully	11,165	10,000	21,165	*
All directors and executive officers as a group (8 persons)	654,574	552,112	1,206,686	6.9%**

5% Beneficial Holders
Bandera Partners (3) 26 Broadway, Suite 1607 New York, New York 10004	2,644,345	—	2,644,345	15.7%
State of Wisconsin Investment Board(4) PO Box 7842 Madison, WI 53707	1,734,975	—	1,734,975	10.3%
Boston Avenue Capital, LLC(5) 415 South Boston, 9th Floor Tulsa, Oklahoma 74103	1,195,982	—	1,195,982	7.1%
Renaissance Technologies, LLC (6) 800 Third Avenue New York, NY 10022	889,000	—	889,000	5.3%

*	Represents beneficial ownership of less than 1%.

**
Represents beneficial ownership of the aggregate number of shares of Common Stock that are held by the reporting persons collectively as a group, based on a Schedule 13D/A jointly filed by the group on December 17, 2007 with the SEC.

This table is based upon information supplied to the Company by officers, directors and Schedules 13D and 13G and Forms 3, 4 and 5 if any, filed by principal stockholders with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 16,860,183 shares of Common Stock outstanding on April 24, 2009, adjusted as required by rules promulgated by the SEC.  Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares).  In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares which the person (or group) has the right to acquire within 60 days after April 24, 2009, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person or group.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership of voting power with respect to the number of shares of Common Stock actually outstanding at April 24, 2009.  The address of each of our directors and executive officers is 2381 Rosecrans Avenue, El Segundo, CA 90245.

(1)  Includes 294,021 shares held by Mr. Bathgate’s wife, 40,000 shares held by Bathgate Family Partnership Ltd., and 43,000 shares held by Mr. Bathgate’s adult children residing with him.  Mr. Bathgate disclaims beneficial ownership of these shares.

(2)  As of the close of business on June 25, 2008, Sherwood Advisors LLC (“Sherwood”) has the ability to dispose of and vote an aggregate of 67,500 shares of Common Stock owned by its various managed accounts.  By virtue of his position with Sherwood, Mr. Malhotra has the shared power to vote and dispose of the shares of Common Stock beneficially owned by such managed accounts.  Mr. Malhotra disclaims beneficial ownership of the shares of Common Stock managed by Sherwood.  Mr. Malhotra is not standing for re-election at the 2009 annual meeting of stockholders.

(3)  Based on a Form 4 filed by Bandera Partners LLC on April 23, 2009, Bandera Master Fund L.P. directly owns 2,644,345 shares. Bandera Partners, the investment manager of Bandera Master Fund and Greg Bylinsky and Jefferson Gramm, Managing Partners, Managing Directors and Portfolio Managers of Bandera Partners, may be deemed to beneficially own such shares.

(4)  Based upon a Schedule 13G/A filed February 13, 2007 with the SEC, the State of Wisconsin Investment Board, a Public Pension Fund, reports they have sole voting power and sole dispositive power as to all 1,629,975 shares.

(5)  Based upon a group Schedule 13D/A filed December 17, 2007.  Boston Avenue Capital, LLC directly owns 625,332 shares and Yorktown Avenue Capital, LLC directly owns 570,650 shares.  Value Fund Advisors, LLC, as general manager of Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC, and Charles M. Gillman, as manager of Value Fund Advisors, LLC, are deemed to beneficially own the 1,195,982 shares held by Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC.  Charles M.  Gillman maintains that he has sole voting and dispositive power as to all 1,195,982 shares.

(6)  Based upon a Schedule 13D filed on February 13, 2009.  Renaissance Technologies, LLC and James Simons report that they own 889,000 shares.

EXECUTIVE OFFICERS

The following sets forth information with respect to the Company’s executive officers as of the Record Date.

Name	Age	Position
William R. Neil	58	Chief Financial Officer and Acting Chief Executive Officer
Edward M. Gaughan	40	President

No officer has any arrangement or understanding with any other person(s) pursuant to which he was selected as an officer.  The biographies below contain the term that each executive officer has served in such capacity.

William R.  Neil has served as our Chief Financial Officer since June 2008 and was appointed Acting Chief Executive Officer September 2008.  Prior to returning  Mr. Neil had served as an advisor to the Company’s Vice President of Finance and to the President.  Prior to serving as advisor, Mr. Neil was the Vice President of Finance and Chief Financial Officer from August 2000 to June 2006 and assumed the office of Secretary from June 2004 through June 2005.  In this capacity, he oversaw and directed all financial planning, reporting, accounting and audit activities.  He also managed the Contract Manufacturing, Information Technology and Human Resources departments.  From February 1998 to July 2000, Mr. Neil served as our Corporate Controller.  From September 1996 through July 1997, Mr. Neil served as Vice President and Chief Financial Officer for Interactive Medical Technologies, Ltd., a provider of non-radioactive diagnostic products and laboratory analysis for studying the effects of experimental drugs and surgical procedures on regional blood flow.  Prior to that time, he served as Senior Vice President and Chief Financial Officer for Perceptronics, Inc., a developer of training and simulation devices, artificial intelligence command and control programs for the Department of Defense, and Vice President and Chief Financial Officer for Clifford Electronics, Inc., a manufacturer and distributor of auto alarm systems.  Mr. Neil obtained his certification as a public accountant in the State of California during his tenure at Arthur Andersen & Co.  Mr. Neil received a B.S. from California State University, Northridge.

Edward M.  Gaughan has served as our President since December 2008.  Prior to December 2008 Mr. Gaughan served Vice President of Sales and Marketing since August 2005, and has been Vice President, Sales & Special Assistant to the CEO since June 2004.  Since August 2005, Mr. Gaughan has represented Peerless as a board member of Peerless Systems K.K. in Tokyo, Japan.  Between June 2002 and May 2004, Mr. Gaughan was Co-Founder (with his wife) and Vice President of Impact Marketing, Inc., a consulting company for channel program development and business development. He was responsible for providing sales, marketing and new business development strategies to office solutions providers.  Also, beginning in June 2002, Mr. Gaughan provided consulting services to the Company as an independent contractor, assisting with product and corporate positioning, collateral and sales tool development and delivery of Web-based training.  From December 2000 to May 2002, he served as Vice President of Sales and Business Development at T/R Systems, Inc., a Nasdaq listed company that develops solutions for the management and production of digital documents.  There, he managed and developed OEM account managers and the field sales team, including product positioning and implementing strategies to generate new business.  From January 1994 until December 2000, he worked for Electronics for Imaging, Inc., a Nasdaq digital imaging and print management company, most recently serving as Director of Sales and Product Marketing.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the following officers (the “Named Executive Officers”) for the fiscal year ended January 31, 2009.

Name and Principal Position (a)		Salary ($) (c) (2)	Bonus ($) (d) (4)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compen- sation ($)(3)(5) (i)	Total ($) (j)

William R. Neil	2009	117,404	—	—	—	—	—	9,815	127,219
Chief Financial Officer and Acting Chief Executive Officer	2008	25,000	—	—	—	—	—	9,815	25,000
Edward M. Gaughan	2009	200,000	105,000	—	19,649	—	—	85,596	410,245
President and Vice President, Sales	2008	200,000	24,500	—	22,494	—	—	73,232	320,226
Richard L. Roll	2009	482,769	476,840	428,000	280,844	—	—	365	1,668,818
Former President and Chief Executive Officer	2008	340,000	80,490	50,179	400,175	—	—	2,365	873,210
John V. Rigali	2009	198,722	127,027	—	9,955	—	—	27,344	363,037
Former Chief Financial Officer and Vice President of Finance	2008	178,308	35,981	—	34,252	—		1,446	249,987
Robert Westervelt	2009	260,227	106,280	—	20,844	—	—	24,102	411,452
Former Vice President, Engineering and Chief Technology Officer	2008	188,183	24,830	—	36,740	—	—	2,216	257,969

(1)    The amounts in column (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2008 and 2009, in accordance with SFAS 123(R).  See Note 2 to the Company's audited financial statements for the fiscal year ended January 31, 2009, included in the Company's 2009 Annual Report on Form 10-K, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(2)    Includes severance payments made in fiscal year ended 2009.  Mr. Roll received $250,000, Mr. Rigali received $76,154 and Mr. Westervelt received $97,500.

(3)    The bonuses paid under the Company's annual management incentive cash bonus plan is reflected in column (d).

(4)    Included in bonuses are the shareholder approved Kyocera Mita transaction incentives.  Mr. Roll received $370,000 and Messrs. Gaughan, Rigali and Westervelt each received $70,000.

(5)    Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including, but not limited to, consulting services, accrued health insurance, non-qualified stock option exercise, and paid vacation.  The amount shown in column (i) for "All Other Compensation" consists of the following:

	Year	Mr. Neil	Mr. Gaughan	Mr. Roll	Mr. Westervelt
Employer 401K Contribution	2009	—	—	365	1,625
	2008	—	—	2,365	2,216
Commissions	2009	—	85,596	—	—
	2008	—	73,232	—	—
Paid Vacation	2009	—	—	—	22,477
	2008	—	—	—	—
Commuting Expense	2009	9,815	—	—	—
	2008	—	—	—	—
Total	2009	9,815	85,596	365	24,102
	2008	—	73,232	2,365	2,216

Narrative to Summary Compensation Table

Employment Agreements

Employment Agreement with William R. Neil

William Neil became the Company’s Chief Financial Officer effective July 12, 2008.   Mr. Neil is as an advisor to the Company pursuant to an employment agreement dated June 14, 2006.  The parties entered into an addendum to Mr. Neil’s employment agreement, dated as of June 23, 2008, pursuant to which Mr. Neil receives an annual salary of $155,000 in addition to the $25,000 he receives annually under his employment agreement. In addition, Mr. Neil is eligible to receive a target bonus of  $95,000 for each fiscal year that he serves as the Company’s Chief Financial Officer.  Mr. Neil is also entitled to participate in the Company’s medical insurance, retirement and other benefit plans.    If the addendum is terminated, Mr. Neil’s original employment agreement will remain in full force and effect.

Employment Agreement with Edward M. Gaughan

The Company is party to an employment agreement, dated December 10, 2008, with Edward Gaughan, its Acting President and Vice President/Head of Sales.  Pursuant to the agreement, Mr. Gaughan receives an annual salary of $200,000 and is eligible to receive: (i) retention bonuses of a maximum aggregate amount of $92,500 through May 31, 2010, (ii) performance achievement bonuses of a maximum aggregate amount of $50,000 and (iii) incentive compensation upon the achievement of certain goals.  In addition, Mr. Gaughan is entitled to participate in the Company’s medical insurance, retirement and other benefit plans and will receive severance payments, including a lump sum payment equal to nine months base salary, under certain circumstances upon termination of his employment with the Company.

Indemnification Agreements

In addition, the Company has entered into indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Employee Benefit Plans

The purpose of the 2005 Plan is to provide additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of the Company's Common Stock, or other rights which recognize such growth, development and financial success.  The 2005 Plan is administered by the Compensation Committee.  The 2005 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof.  Awards granted under the 2005 Plan generally may not be transferred other than by will or the laws of descent and distribution or, subject to the consent of the administrator of the 2005 Plan, pursuant to a domestic relations order.  The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests.  At any time after the grant of an award, the administrator may accelerate the period during which the award vests.  Generally, an option may only be exercised while the grantee remains our employee, director or consultant or for a specified period of time following the participant's termination of employment, directorship or the consulting relationship.  As of January 31, 2009, 3,541,274 shares were issued on the exercise of options granted, and 1,047,541 shares were subject to options granted under the 2005 Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by each of the Named Executive Officers as of January 31, 2009.

Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Inventive Plan Awards: Number of Unearned Shares, Units or Other Rights
William R. Neil	6,625 100,000 3,750 57,800 20,000 75,000	— — — — — —	— — — — — —	12.625 1.625 1.344 0.60 1.22 1.33	8/2/2009 8/4/2010 8/22/2010 4/11/2011 3/20/2012 9/30/2014	— — — — — —

Edward M. Gaughan (2)	86,000 7,500 17,500	— 7,500 17,500	— 7,500 17,500	1.28 2.43 2.34	6/1/2014 2/12/2017 4/9/2017	— — —

Richard L. Roll	—	—	—	—	—	—

John V. Rigali	—	—	—	—	—	—

Robert Westervelt (1)	7,000 20,000 938 5,000 3,750 15,000 37,500 3,750 6,250	— — — — — — — 11,250 18,750	— — — — — — — 11,250 18,750	6.625 1.21 1.15 1.29 1.63 1.33 3.59 2.43 2.34	4/12/2009 7/22/2012 8/27/2012 11/25/2012 8/4/2010 9/30/2014 7/20/2015 2/12/2017 4/9/2017	— — — — — — — — —

(1)	Mr. Westervelt’s options have been extended under a consulting agreement with the Company.

Option Exercises and Stock Vested

The following table sets forth certain information regarding exercises of options and vesting of restricted stock held by the Named Executive Officers during the year ended January 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

William R. Neil	12,200	16,836	—	—
Edward M. Gaughan	—	—	—	—
Richard L. Roll	—	—	200,000	428,000
John V. Rigali	—	—	—	—
Robert Westervelt	—	—	—	—

Potential Payments Upon Termination Or Change In Control

The potential payments upon termination or change in control are governed by the Named Executive Officers' employment agreements (to the extent such officer has an agreement) and the change in control severance agreements, as described below.  The 2005 Plan provides that generally an award under the 2005 Plan is exercisable only while the holder is an employee, consultant or independent director, provided however that the Compensation Committee, in its sole discretion may provide for the award to be exercisable for a period of time following termination.

Potential Payments Upon Termination or Change in Control for Mr. Gaughan

Payment Upon a Change in Control

The Company is party to a change in control severance agreement with Mr. Gaughan.  The change in control severance agreement provides that Mr. Gaughan  (the “executive”) with enhanced benefits in the case of a change in control where: (i) the executive is terminated within 18 months following the change in control, other than for "cause" (as defined), or  the executive terminates his employment for "good reason" (as defined) within 18 months following the change in control or (ii) such change in control is consummated (A) with a party with whom the Company has entered into a non-disclosure agreement for the purpose of consummating a change in control transaction while the executive was employed by the Company and (B) within one (1) year following the termination of the executive’s employment by the Company without "cause" (as defined).  Upon such events, the executive is entitled to severance compensation and benefits, including those set forth below.

•    A lump sum payment equal to one times base salary.

•    A lump sum payment equal to one times bonus at expected value.

•    Full vesting of unvested stock options.

•    Continued medical and dental insurance benefits substantially similar to those provided to the executive and his eligible family members for one year.

As used in the change in control severance agreement, "cause" means:

•    willful and continued failure by the executive to perform his duties (other than due to incapacity due to physical or mental illness or disability);

•    willful commission of an act of fraud or dishonesty resulting in economic or financial injury to the Company;

•    conviction of, or entry by the executive of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude;

•    willful breach by the executive of his fiduciary duty to the Company which results in economic or other injury to the Company; or

•    willful and material breach of the executive's confidentiality and non-solicitation covenants.

The Company will provide written notice to the executive of its determination that "cause" exists and give the executive an opportunity to cure such cause and to have the matter heard by the Board.

As used in the change in control severance agreement, "good reason" means:

•    the assignment to the executive of any duties materially inconsistent with the executive's position, authority, duties and responsibilities;

•    reduction in the executive's salary or targeted bonus opportunity;

•    relocation of the Company's offices to more than 30 miles from the prior location;

•    the Company's failure to obtain a satisfactory agreement from any successor to assume and agree to perform the agreement; or

•    the Company's failure to cure a material breach of its obligations under the agreement.

Each change in control severance agreement has a three year term; provided, however, that the agreement automatically extends for one additional year on the third anniversary of its effective date and on each subsequent anniversary, unless either the executive or the Company elects not to so extend the term of the agreement by notifying the other party, in writing, of such election not less than ninety (90) days prior to the last day of the term as then in effect.

Under the change in control severance agreement, a "change in control" would occur in the following situations:

•    the acquisition by any person of 50% of more of the combined voting power of the Company's then outstanding securities;

•    a change, during any period of two consecutive years, in a majority or more of the Board, if the new members have not been approved by at least two-thirds of the incumbent Board;

•    the consummation by the Company of a merger, consolidation, reorganization or business combination of the Company, a sale of all or substantially all of the Company's assets or the acquisition of assets or stock of another entity, in each case other than a transaction in which the voting securities of the Company immediately prior thereto continue to represent at least 50% of the combined voting power of the outstanding securities of the surviving entity; or

•    a liquidation or dissolution of the Company.

If any payment or distribution to or for the benefit of the executive (whether paid or payable or distributed or distributable) pursuant to the terms of the agreements or otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Code the payments will be reduced to the extent necessary so that no portion of the payments are subject to an excise tax, but only if, by reason of such reduction, the net after-tax benefit to the executive exceeds the net after-tax benefit to the executive if no reduction was made.

The change in control severance agreement also provides that during the term of the executive's employment and for one year immediately following the termination date, the executive shall not, without the prior written consent of the Company, divulge any confidential information concerning the Company, unless required by law.  During the term of the executive's employment and for one year immediately following the termination date, the executive shall also not directly or indirectly solicit or induce other parties doing business with the Company.

Pursuant to the 2005 Plan, in the event of a change in control, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  If the successor corporation refuses to assume or substitute for the award, the Committee may cause any or all of such awards to become fully exercisable immediately prior to the consummation of the transaction.  If the Committee causes the awards to become fully vested, such awards are exercisable for 15 days from such notice and will terminate upon the expiration of the 15-day period.

The Company was party to similar agreements with Mr. Rigali and Mr. Westervelt, which are no longer effective.

The following table shows the potential payments upon termination or a change in control of the Company for the current Named Executive officers assuming their employment was terminated on January 31, 2009, and assuming that the change in control occurred at January 31, 2009  These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for such payments.

Name	Termination With Cause (1) ($)	Termination Without Cause (1) ($)	Change in Control ($)	Death (1) ($)	Disability (1) ($)
William R. Neil	10,962	67,138	67,138	67,138	67,138
Edward M. Gaughan	70,978	220,978	70,978	220,978	70,978

(1)  Excludes the value of vested options and accelerated unvested options as of January 31, 2009, calculated by multiplying the number of underlying vested options and accelerated unvested options by the difference between the exercise price and the closing price of our Common Stock on January 31, 2009 ($1.80).

Name	Aggregate Vested Value ($)	Aggregate Accelerated Unvested Value (Change in Control) ($)
William R. Neil	180,060	—
Edward M. Gaughan	52,000

The table below reflects the estimate of the payments and benefits that each current Named Executive Officer would receive assuming such Named Executive Officers' employment was terminated without "cause" on January 31, 2009.  These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for such payments.

Name	Base Salary ($)	Bonus ($)	Vacation Payout ($)	Other ($)	Medical Benefits Continuation (a) ($)
William R. Neil	3,462	—	7,500	—	—
Edward M. Gaughan	3,846	—	67,132	—	—

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company registered pursuant to Section 12 of the Exchange Act.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  The information contained in this paragraph regarding compliance with Section 16(a) is based solely on a review of the copies of such reports filed with the SEC and signed statements provided to the Company by the executive officers, directors and 10% stockholders.  Steven Bathgate, a director of the Company, inadvertently filed a late Form 4 on July 15, 2008 with respect to certain transactions occurring on June 24, 2008. The Company otherwise believes that, during the fiscal year ended January 31, 2009, all of the executive officers, directors and 10% stockholders timely complied with all applicable Section 16(a) filing requirements.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s officers, directors and employees.  Our Code of Business Conduct and Ethics, as applied to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers is intended to comply with the requirements of Section 406 of the Sarbanes-Oxley Act.  A copy of our Code of Business Conduct and Ethics is available on the Company’s website at www.peerless.com. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request to the Company.  The Company intends to timely disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics applicable to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers on our website at www.peerless.com  within four business days or as otherwise required by the SEC or Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy Regarding Related Person Transactions

The Board has adopted a written policy which requires the Audit Committee to review and approve or ratify any transaction (a "related person transaction") in which the Company was, or is to be, a participant and in which any director, executive officer, nominee for director or beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, or any immediate family member of any such person, has a direct or indirect material interest.  The policy requires the following:

•    the Audit Committee shall review any proposed agreement or arrangement relating to a related person transaction or series of related person transactions, and any proposed amendment to any such agreement or arrangement;

•    the Audit Committee shall establish standards for determining whether the transactions covered by such proposed agreement or arrangement, are on terms no less favorable to the Company than could be obtained from an unrelated third party ("fair to the Company");

•    the Audit Committee shall not pre-approve, and shall make all reasonable efforts (taking into account the cost thereof to the Company) to cancel or cause to be renegotiated, any such agreement or arrangement which is not so determined to be fair to the Company; and

•    the Company shall disclose any related person transactions required to be disclosed by the rules promulgated by the SEC, in the manner so required.

The Company had no related party transactions in an amount exceeding $120,000 in fiscal 2009.  The Audit Committee reviews and approves or ratifies all related person transactions in accordance with the procedures set forth above, as the same may be amended from time to time.  The Company believes that all related person transactions currently are on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with the recommendations of the majority of the Board.

STOCKHOLDER PROPOSALS

The rules of the SEC permit stockholders of a company to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. The Company's 2010 Annual Meeting of Stockholders is expected to be held on or about June 4, 2010, and proxy materials in connection with that meeting are expected to be mailed on or about May 6, 2010. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before January 6, 2010. The Company's Bylaws also include procedures to be followed for stockholder proposals, including the nomination of directors.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Audit Committee Report contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Securities Exchange Act.  Information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

AVAILABLE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC.  You can read the Company’s filings with the SEC over the Internet at the SEC’s website at www.sec.gov. You may read and copy any document filed with the SEC, or obtain copies of the documents at prescribed rates at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.  The Company’s SEC filings are also available at the office of Nasdaq.  For further information on obtaining copies of the Company’s public filings at Nasdaq, you should call (212) 656-5060.  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 filed with the SEC is available without charge upon written request to: Corporate Secretary, Peerless Systems Corporation, 2381 Rosecrans Avenue, El Segundo, California 90245.

By Order of the Board of Directors
  /s/ William R. Neil
  William R.  Neil
Chief Financial Officer and Acting Chief Executive Officer
May 7, 2009

PLEASE RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.  UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING IS REPRESENTED AT THE ANNUAL MEETING, NO BUSINESS CAN BE TRANSACTED.  PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

PEERLESS SYSTEMS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 5, 2009
9:00 a.m. Pacific Time
at the law offices of
Kirkland & Packard LLP
2361 Rosecrans Avenue
El Segundo, CA 90245
Peerless Systems Corporation
2381 Rosecrans Avenue
El Segundo, CA 90245

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on June 5, 2009 and appoints William R.  Neil and Timothy Brog, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock, $.001 par value per share, of Peerless Systems Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of Peerless Systems Corporation to be held on June 5, 2009 at 9:00 a.m. (Pacific Time) at the law offices of Kirkland & Packard LLP, 2361 Rosecrans Avenue,  El Segundo, California 90245, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR all nominees and item 2.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN   BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE   VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN FAVOR   OF THE OTHER PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Peerless Systems Corporation, 2381 Rosecrans Avenue El Segundo, California 90245

ß Please detach here ß

1.	Election of directors:	01 Steven M. Bathgate 02 Timothy E. Brog 03 Jeffrey A. Hammer	04 Simon P. James 05 Steven J. Pully	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Ratification of selection of Ernst & Young LLP as independent registered public accounting firm	☐	For	☐	Against	☐	Abstain

3.	To transact such other business as properly may come before the meeting or any adjournment or postponement thereof	☐	For	☐	Against	☐	Abstain

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION   IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Address Change? Mark Box ☐  Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.